UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2020 (April 8, 2020)

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement

On April 9, 2020, Globe Life Inc. (the “Company”) entered into a 364-Day Term Loan Agreement dated as of April 9, 2020 (the “Effective Date”) among the Company, as borrower, Bank of America, N.A., as Administrative Agent, and each lender from time to time a party thereto (“Lenders”) (the “Term Loan Agreement”). The Term Loan Agreement provides that the Lenders will make the Company up to an aggregate of $300,000,000 in unsecured term loans during the period starting with the Effective Date and ending July 8, 2020 (the “Availability Period”) unless terminated earlier pursuant to the terms of the Term Loan Agreement. The Company can borrow money under the Term Loan Agreement up to four times during the Availability Period. All loans made under the Term Loan Agreement mature on April 8, 2021.

Additionally, on April 8, 2020, the Company entered into a First Amendment ("First Amendment") to that certain Second Amended and Restated Credit Agreement dated May 17, 2016 among the Company, as borrower, TMK Re, LTD, as a loan party, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender, and L/C Administrator, and each lender from time to time a party thereto (the “Credit Agreement”). The Credit Agreement was amended to permit the Company to enter into the Term Loan Agreement.

The foregoing summary of the terms of the Term Loan Agreement and the First Amendment to the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Term Loan Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference and the full text of the First Amendment to the Credit Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

The Company and its subsidiaries from time to time have had, and may continue to have, various commercial, lending or other relationships with certain of the banks that are a party to the Term Loan Agreement and their affiliates.

Item 9.01 Financial Statement and Exhibits.
(a) Financial Statements of businesses acquired.
Not applicable.

(b) Pro forma financial information.
Not applicable.

(c) Shell company transactions.
Not applicable.

(d) Exhibits.
(10.1) 364-Day Term Loan Agreement dated April 9, 2020 among Globe Life Inc., Bank of America, N.A. and the lenders party thereto.

(10.2) First Amendment to Second Amended and Restated Credit Agreement dated April 8, 2020 among Globe Life Inc., TMK Re, LTD., Wells Fargo Bank National Association, and the lenders party thereto.

(104) Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: April 14, 2020

/s/ Christopher T. Moore
Christopher T. Moore Corporate Senior Vice President, Associate Counsel and Corporate Secretary